(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
October 31, 2001


MuniHoldings
Insured Fund, Inc.


www.mlim.ml.com


MuniHoldings Insured Fund, Inc. seeks to provide shareholders with current income exempt from Federal income taxes by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.


MuniHoldings Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MuniHoldings Insured Fund, Inc.


A Special
Message to
Shareholders


THE U.S. ECONOMY & THE AFTERMATH OF SEPTEMBER 11th

A Perspective from Bob Doll, President &Chief Investment Officer of Merrill Lynch Investment Managers, L.P.

For Americans, the world was changed forever on September 11th. In looking for some perspective, I have been reassured by my belief that the pride of America is its people and its economy. In the wake of this attack, there has been no question about the mettle of Americans - across the country, they have risen to the occasion again and again by helping the victims and raising the flag. But there are many important questions about the American economy, the engine of our way of life, that have yet to be answered, indeed, that may take months to answer.

During the coming days, weeks and months, navigating a course through the financial markets will be challenging. The resolve of Americans and the U.S. Government will be tested. But history tells us that Americans and America are resilient. And we know that the market will eventually rally. As President Bush told the nation in his speech on September 20th, "Terrorists attacked a symbol of prosperity. They did not touch its source. America is successful because of the hard work and creativity and enterprise of our people. They were the true strengths of our economy before September 11th and they are our strengths today."

For the rest of this year at least, the main event will be a market of tug-of-war as consumer demand shock vies with proactive monetary and fiscal policies from the Fed and government, which may pump as much as $100 billion into the economy. Where we go and when we get there will depend on the government's ability to reinvigorate consumer and business confidence. Eventually, the market will get back to focusing on the basics - economic and earnings fundamentals. There is no doubt that these are extraordinarily trying times. But we have been through trying times before, and the economy has always emerged stronger than ever. We have no reason to believe this time will be any different.



MuniHoldings Insured Fund, Inc., October 31, 2001


DEAR SHAREHOLDER


For the six months ended October 31, 2001, the Common Stock of MuniHoldings Insured Fund, Inc. earned $0.393 per share income dividends, which included earned and unpaid dividends of $0.068. This represents a net annualized yield of 5.52%, based on a month-end per share net asset value of $14.12 per share. Over the same period, the total investment return on the Fund's Common Stock was +9.41%, based on a change in per share net asset value from $13.29 to $14.12, and assuming reinvestment of $0.386 per share income dividends.

For the six-month period ended October 31, 2001, the Fund's Auction Market Preferred Stock had an average yield of 3.02% for Series A and 2.13% for Series B.


The Municipal Market Environment
Throughout most of the six-month period ended October 31, 2001, long-term interest rates generally declined. Continued weak economic activity and declining equity markets led the Federal Reserve Board to lower short-term interest rates 100 basis points (1.00%) from May to August. These actions were taken largely to boost both economic activity and consumer confidence. By early September there were a number of, albeit few, indications pointing toward the beginning of a US economic recovery. However, immediately following the tragedy of the World Trade Center and Pentagon attacks, all such indications effectively vanished. After anemic economic growth of just 0.3% during the second quarter of 2001 and -0.4% for the third quarter of 2001, US gross domestic product is widely expected to be negative for the remainder of the year and perhaps into early 2002. The Federal Reserve Board quickly lowered short-term interest rates an additional 50 basis points immediately following the attacks, just prior to the reopening of the stock exchanges. This marked the eighth time this year the Federal Reserve Board had eased monetary conditions. Despite the events of September 11, the Federal Reserve Board noted that the nation's long-term economic prospects remained favorable.

Initially, long-term interest rates rose during the days following the September 11 attacks. The quick response by both Federal and state governments to stabilize, aid and restore US business activities promptly improved fixed-income investors' confidence. Investor attention again focused on weak US economic fundamentals and on a financial environment further impaired by the economic losses resulting from the attacks. In addition to the immediate loss of four days of equity trading and air transportation, including air cargo transfers, US consumer confidence was expected to be severely shaken, resulting in weaker consumer spending and, eventually, diminished business manufacturing. By September 30, 2001, US Treasury bond yields declined to 5.42%, their approximate level before the September attacks.

In early October, the Federal Reserve Board lowered short-term interest rates an additional 50 basis points to a target of 2.50%, the lowest rate in nearly 40 years. US economic reports continued to be very weak, pushing US equity prices lower in early October and bond prices higher. US military reprisals in Afghanistan also helped to support higher bond prices as investors sought the safe haven of US Treasury obligations. At October 31, 2001, the US Treasury announced that it would no longer issue 30-year maturity bonds, triggering an explosive fixed-income rally as investors scrambled to purchase soon-to-be unavailable issues. By the end of October, long-term US Treasury bond yields fell to 4.87%, declining more than 90 basis points during the last six months and more than 50 basis points in October 2001.

The municipal bond market displayed a very similar pattern during the October period. Long-term tax-exempt bond yields had generally declined through early September as strong investor demand easily outweighed sizable increases in new bond issuance. The disruption in the financial markets following the September 11 attacks also served to push tax-exempt bond yields higher. The municipal bond market was able to reorganize operations quickly, and tax-exempt bond yields were able to decline in conjunction with US Treasury bond yields for the remainder of the period. While municipal bond yields were unable to match the dramatic declines witnessed in the US Treasury market, tax-exempt bond prices rose strongly during late October. For the six months ended October 31, 2001, as measured by the Bond Buyer Revenue Bond Index, long-term municipal bond yields stood at 5.23%, a decline of 40 basis points and approximately 20 basis points during October.

Increased investor demand was the driving force for much of the municipal bond market's performance during the period. Investors received more than $60 billion in coupon income payments and monies from maturities and early redemptions in June and July 2001. Also, a number of mutual fund families raised more than $2.5 billion in new closed-end tax-exempt bond funds during the summer. Perhaps most importantly, short-term municipal rates continued to move lower in response to Federal Reserve Board actions. Seasonal tax pressures in March and April 2001 kept short-term municipal rates artificially high, although not as high as in recent years. As these pressures abated, short-term municipal rates declined to approximately 2%. As interest rates declined, investors extended maturities to take advantage of the steep municipal bond yield curve. All of these factors contributed to a very positive technical environment for municipal bonds in recent months. Much of this positive environment can be expected to continue in the coming months.

Recent investor demand has been strong enough to easily outweigh the continued dramatic increase in new tax-exempt bond issuance. Historically low municipal bond yields continued to allow municipalities to refund outstanding, high-couponed debt. For the six months ended October 31, 2001, more than $145 billion in long-term tax-exempt bonds was issued, an increase of nearly 40% compared to the same period a year ago. During the October 31, 2001 quarter, tax-exempt bond issuance remained sizable with almost
$70 billion in long-term municipal bonds underwritten, an increase of more than 30% compared to the October 31, 2000 quarter. Municipalities issued nearly $30 billion in tax-exempt bonds during October 2001, an increase of more than 45% compared to October 2000 issuance.

Interest rates are likely to remain near current levels, or perhaps move slightly lower, as we expect US economic conditions to remain very weak. However, in the coming months, business activity is likely to accelerate, perhaps significantly. Immediately after the September 11 attacks, the Federal Government announced a $45 billion aid package for New York City, Washington, DC and the airline industry, with additional fiscal aid packages expected. The military response to these attacks will continue to require sizable increases in Defense Department spending. Eventually, this governmental spending should result in increased US economic activity, particularly in the construction and defense industries. This governmental stimulus, in conjunction with the actions already taken by the Federal Reserve Board, can be expected to generate significant increases in US gross domestic product growth some time in 2002.

As inflationary pressures are expected to remain well-contained going forward, increased economic activity need not result in significant increases in long-term bond yields. Also, throughout much of 2001, the municipal bond market exhibited far less volatility than its taxable counterparts. Since the strong technical position that supported the tax-exempt bond market's performance this year can be expected to continue going forward, any potential increases in municipal bond yields also can be expected to be minimal.


Portfolio Strategy
Since January 2001, our principal portfolio strategy was to adopt a more neutral market position. We began this process gradually as interest rates fell and structured higher-couponed securities, maturing in 15 years - 20 years, in the new-issue market whenever they were attractively priced. These securities captured approximately 95% of the yield available in the entire yield curve and exhibited considerably less price volatility than longer maturity issues. We also raised cash equivalent reserves to approximately 5% of total assets. Although steps to cushion the portfolio's net asset value volatility were taken, the Fund's structure still remains slightly above market neutral. There is an inherent degree of volatility in the Fund because of its leverage strategy, although the Fund benefited recently from the more aggressive monetary easing by the Federal Reserve Board. As a result of lower short-term interest rates, both in taxable and tax-exempt markets, the discount the Fund's Common Stock trades at, compared to net asset value, decreased considerably.



MuniHoldings Insured Fund, Inc., October 31, 2001


Looking forward, we expect to continue to restructure the Fund to reduce net asset value volatility, while simultaneously seeking to enhance shareholder income. The strong technical position of the short-term tax-exempt market fostered a very positively sloped yield curve. This generated a very significant income benefit to the Fund's Common Stock shareholders from the leveraging of the Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a complete explanation of the benefits and risks of leveraging, see page 5 of this report to shareholders.)


In Conclusion
We appreciate your ongoing interest in MuniHoldings Insured Fund, Inc., and we look forward to serving your investments needs in the months and years to come.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent R Giordano)
Vincent R Giordano
Senior Vice President



(Robert A. DiMella)
Robert A. DiMella
Vice President and Portfolio Manager



November 30, 2001



THE BENEFITS AND RISKS OF LEVERAGING


MuniHoldings Insured Fund, Inc. has the ability to leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issue of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.



MuniHoldings Insured Fund, Inc., October 31, 2001


OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Vincent R. Giordano, Senior Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary


Custodian
The Bank of New York
90 Washington Street
New York, NY 10286


Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286


NYSE Symbol
MUS



SCHEDULE OF INVESTMENTS                                                                                      (in Thousands)

                S&P      Moody's     Face
STATE         Ratings    Ratings    Amount    Issue                                                                   Value
Arizona--       NR*       Aaa       $ 2,675  Maricopa County, Arizona, Deer Valley Unified School
4.1%                                         District Number 097, GO (Project of 1996), Series H,
                                             5.30% due 7/01/2011 (c)                                               $  2,911
                NR*       Aaa         9,205  Maricopa County, Arizona, Public Finance Corporation,
                                             Lease Revenue Bonds, 5.50% due 7/01/2013 (a)                            10,201


California--                                 California Pollution Control Financing Authority,
10.9%                                        PCR, Refunding (Pacific Gas and Electric):
                AAA       Aaa        10,500     AMT, Series A, 5.35% due 12/01/2016 (d)                              10,932
                A1+       NR*         7,500     VRDN, Series C, 2.35% due 11/01/2026 (f)                              7,500
                AA        Aa3         5,000  Sacramento County, California, Sanitation District
                                             Financing Authority, Revenue Refunding Bonds, RIB,
                                             Series 366, 9.62% due 12/01/2027 (e)                                     6,101
                AAA       Aaa         7,415  San Francisco, California, City and County Airports
                                             Commission, International Airport Revenue Refunding
                                             Bonds, Second Series 27B, 5.25% due 5/01/2016 (b)                        7,912
                                             San Pablo, California, Joint Powers Financing Authority,
                                             Tax Allocation Revenue Refunding Bonds (d):
                AAA       Aaa         2,635     5.66%** due 12/01/2024                                                  746
                AAA       Aaa         2,355     5.66%** due 12/01/2025                                                  630
                AAA       Aaa         2,355     5.66%** due 12/01/2026                                                  594


Colorado--                                   Aurora, Colorado, COP (a):
3.7%            AAA       Aaa         2,440     5.75% due 12/01/2015                                                  2,710
                AAA       Aaa         2,560     5.75% due 12/01/2016                                                  2,820
                AAA       Aaa         2,730     5.75% due 12/01/2017                                                  2,988
                AAA       Aaa         2,890     5.75% due 12/01/2018                                                  3,143


Connecticut--                                Branford, Connecticut, GO, Refunding (d):
3.6%            AAA       Aaa         1,010     5% due 5/15/2012                                                      1,095
                AAA       Aaa           690     5% due 5/15/2014                                                        736
                AAA       Aaa           895     5% due 5/15/2015                                                        944
                A1+       VMIG1++       500  Connecticut State, GO, VRDN, Series B, 2% due 5/15/2014 (f)                500
                AAA       NR*         8,000  Connecticut State, HFA, Revenue Bonds (Housing Mortgage
                                             Program), AMT, Series D, 5.15% due 11/15/2022 (d)                        8,037


Portfolio
Abbreviations


To simplify the listings of MuniHoldings Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
GO         General Obligation Bonds
GAN        Grant Anticipation Notes
HDA        Housing Development Authority
HFA        Housing Finance Authority
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
VRDN       Variable Rate Demand Notes



MuniHoldings Insured Fund, Inc., October 31, 2001


SCHEDULE OF INVESTMENTS (continued)                                                                          (in Thousands)

                S&P      Moody's     Face
STATE         Ratings    Ratings    Amount    Issue                                                                   Value
Florida--       NR*       Aaa       $ 6,300  Escambia County, Florida, Health Facilities Authority,
2.2%                                         Health Facility Revenue Bonds (Florida Health Care
                                             Facility Loan), 5.95% due 7/01/2020 (a)                               $  7,045


Hawaii--        AAA       Aaa        10,000  Hawaii State, GO, Series CT, 5.875% due 9/01/2009 (c)(h)                11,557
3.7%

Illinois--                                   Chicago, Illinois, GO (b):
10.0%           AAA       Aaa         5,000     5.50% due 1/01/2021                                                   5,203
                AAA       Aaa         2,790     Series A, 6% due 1/01/2018                                            3,104
                AAA       Aaa         2,000     Series A, 6% due 1/01/2019                                            2,215
                AAA       Aaa         3,175     Series A, 6% due 1/01/2020                                            3,511
                AAA       Aaa         3,500  Chicago, Illinois, Park District, Limited Tax, GO,
                                             Series A, 5.75% due 1/01/2017 (b)                                        3,814
                                             Illinois State, GO, First Series:
                AAA       Aaa         5,000     5.25% due 8/01/2013 (d)                                               5,391
                AAA       Aaa         4,500     6% due 1/01/2018 (b)                                                  4,963
                AAA       Aaa         3,000  Lake Cook, Kane, and McHenry Counties, Illinois, Community
                                             Unit School District Number 220, GO, 5.75% due 12/01/2019 (b)            3,231


Kentucky--      AA-       Aa3         4,380  Fayette County, Kentucky, School District Finance Corporation,
3.2%                                         School Building Revenue Bonds, 5.50% due 9/01/2019                       4,606
                AAA       Aaa         5,125  Kentucky State Turnpike Authority, Economic Development
                                             Road, Revenue Refunding Bonds (Revitalization Project),
                                             Series B, 5.25% due 7/01/2016 (c)                                        5,386


Massachusetts   NR*       Aaa        10,000  Massachusetts State, GAN, Refunding, Series A, 5.75%
--3.6%                                       due 12/15/2013 (c)                                                      11,326


Michigan--      AAA       Aaa         2,035  Boyne City, Michigan, Public School District, GO, 5.75%
1.6%                                         due 5/01/2017 (b)                                                        2,193
                AAA       Aaa         2,665  Detroit, Michigan, Sewer Disposal Revenue Refunding Bonds,
                                             Series A, 5.70% due 7/01/2013 (b)                                        2,825


Minnesota--                                  Minneapolis and Saint Paul, Minnesota, Metropolitan Airports
4.7%                                         Commission, Airport Revenue Bonds, AMT, Series B (b):
                AAA       Aaa         4,205     6.125% due 1/01/2015                                                  4,627
                AAA       Aaa         5,570     6.125% due 1/01/2016                                                  6,089
                NR*       Aaa         4,015  Sauk Rapids, Minnesota, Independent School District Number 47,
                                             GO, Series A, 5.65% due 2/01/2019 (d)                                    4,293


Missouri--      AAA       Aaa         2,000  Cape Girardeau, Missouri, School District Number 063, GO
3.0%                                         (Missouri Direct Deposit Program), 5.50% due 3/01/2018 (b)               2,116
                                             Mehville, Missouri, School District Number R-9, COP, Series A (c):
                AAA       Aaa         1,925     5.50% due 3/01/2014                                                   2,112
                AAA       Aaa         2,175     5.50% due 3/01/2015                                                   2,365
                AAA       Aaa         1,170     5.50% due 3/01/2016                                                   1,262
                AAA       Aaa         1,500     5.50% due 3/01/2017                                                   1,606


Nevada--        AAA       Aaa         4,000  Las Vegas New Convention and Visitors Authority
1.4%                                         Revenue Bonds, 5.75% due 7/01/2018 (a)                                   4,309


New Jersey--    AA-       Aaa         2,750  New Jersey State Highway Authority, Garden State Parkway,
1.0%                                         General Revenue Refunding Bonds, 6% due 1/01/2019 (g)                    3,163


New York--      AAA       Aaa        10,000  Nassau Health Care Corporation, New York, Health System
13.1%                                        Revenue Bonds, 5.75% due 8/01/2022 (c)                                  10,740
                                             New York City, New York, GO, Refunding:
                AAA       Aaa         6,250     Series C, 5.875% due 2/01/2016 (d)                                    6,824
                AAA       Aaa         7,085     Series G, 5.75% due 10/15/2012 (c)                                    7,804
                AAA       NR*         7,500     Series G, 5.75% due 2/01/2017 (c)                                     8,081
                AAA       Aaa         5,000  New York State Dormitory Authority, City University System,
                                             Consolidated Revenue Refunding Bonds, Series 1, 5.625% due
                                             7/01/2019 (c)                                                            5,314
                AAA       Aaa         2,500  New York State Dormitory Authority, State University
                                             Educational Facility Revenue Bonds, 5.50% due 5/15/2014 (b)              2,743


North           AAA       Aaa         3,185  Charlotte, North Carolina, Airport Revenue Bonds, AMT,
Carolina--                                   Series B, 6% due 7/01/2017 (d)                                           3,433
1.1%


Oklahoma--      AAA       Aaa         5,045  Oklahoma State Capitol Improvement Authority, State
1.7%                                         Facilities Revenue Bonds, Series A, 5.375% due 9/01/2015 (d)             5,361


Oregon--0.5%    NR*       Aaa         1,400  Portland, Oregon, Urban Renewal and Redevelopment Tax
                                             Allocation Bonds (Oregon Convention Center), Series A,
                                             5.75% due 6/15/2015 (a)                                                  1,554


Pennsylvania    AAA       Aaa         3,000  Allegheny County, Pennsylvania, Port Authority, Special
--3.2%                                       Transportation Revenue Refunding Bonds, 5.50% due 3/01/2016 (b)          3,238
                AAA       Aaa         3,750  Philadelphia, Pennsylvania, Airport Revenue Bonds (Philadelphia
                                             Airport System), AMT, Series B, 5.50% due 6/15/2017 (b)                  3,870
                AAA       Aaa         2,825  Pittsburgh, Pennsylvania, School District, GO, 5.50%
                                             due 9/01/2014 (c)                                                        3,039


Rhode           NR*       Aaa         5,000  Providence, Rhode Island, Redevelopment Agency Revenue
Island--3.0%                                 Refunding Bonds (Public Safety and Municipal Buildings),
                                             Series A, 5.75% due 4/01/2019 (a)                                        5,395
                AAA       Aaa         4,000  Rhode Island State, Consolidated Capital Development Loan,
                                             GO, Series A, 5.50% due 7/15/2018 (b)                                    4,247


South                                        Charleston, South Carolina, Waterworks and Sewer
Carolina--                                   Revenue Refunding Bonds:
2.4%            AA-       Aa3           895     5.25% due 1/01/2015                                                     952
                AA-       Aa3         1,445     5.25% due 1/01/2016                                                   1,522
                AA-       Aa3         5,000     5.25% due 1/01/2017                                                   5,224


Tennessee--                                  Putnam County, Tennessee, GO, Refunding (b):
1.2%            NR*       Aaa         1,490     5.25% due 4/01/2017                                                   1,603
                NR*       Aaa         2,000     5.25% due 4/01/2019                                                   2,125


Texas--1.2%     AA        Aa3         3,500  Austin, Texas, Convention Enterprises Inc., Convention
                                             Center Revenue Bonds, Trust Certificates, Second Tier,
                                             Series B, 6% due 1/01/2023                                               3,702


Virginia--3.2%                               Virginia State HDA, Commonwealth Mortgage Revenue
                                             Bonds, AMT (d):
                AAA       Aaa         8,760     Series A, Sub-Series A-4, 6.35% due 7/01/2018                         9,139
                AAA       Aaa         1,000     Series C, Sub-Series C-2, 5.45% due 7/01/2023                         1,021


Washington                                   Energy Northwest, Washington, Electric Revenue Refunding Bonds (c):
--8.5%          AAA       Aaa         7,300     (Columbia Generating), Series A, 5.50% due 7/01/2017                  7,766
                AAA       Aaa         2,500     (Project Number 3), Series A, 5.50% due 7/01/2018                     2,643
                                             Grays Harbor County, Washington, Public Utility Number 001,
                                             Electric Revenue Bonds (a):
                AAA       Aaa         2,065     5.50% due 1/01/2017                                                   2,182
                AAA       Aaa         2,180     5.50% due 1/01/2018                                                   2,290


MuniHoldings Insured Fund, Inc., October 31, 2001


SCHEDULE OF INVESTMENTS (concluded)                                                                          (in Thousands)

                S&P      Moody's     Face
STATE         Ratings    Ratings    Amount    Issue                                                                   Value
Washington                                   Port Seattle, Washington, Revenue Bonds, AMT, Series B (b):
(concluded)     AAA       Aaa       $ 1,500     5.625% due 4/01/2015                                               $  1,593
                AAA       Aaa         2,800     5.625% due 4/01/2016                                                  2,955
                AAA       Aaa         2,000     5.625% due 4/01/2017                                                  2,098
                AAA       Aaa         5,000  Seattle, Washington, GO, Series A, 5.75% due 1/15/2017 (d)               5,231


Wyoming--0.5%   AA        NR*         1,500  Wyoming Student Loan Corporation, Student Loan Revenue
                                             Refunding Bonds, Series A, 6.20% due 6/01/2024                           1,583


Puerto          NR*       Aaa         5,000  Puerto Rico Commonwealth, GO, RIB, Series 365, 9.87%
Rico--5.3%                                   due 7/01/2005 (d)(e)(h)                                                  6,314
                AAA       Aaa        10,000  Puerto Rico Commonwealth, GO, Refunding, 5.831% due
                                             7/01/2020 (c)(h)                                                        10,397


                Total Investments (Cost--$302,373)--101.6%                                                          320,795
                Liabilities in Excess of Other Assets--(1.6%)                                                       (5,097)
                                                                                                                   --------
                Net Assets--100.0%                                                                                 $315,698
                                                                                                                   ========

(a)AMBAC Insured.
(b)FGIC Insured.
(c)FSA Insured.
(d)MBIA Insured.
(e)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2001.
(f)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2001.
(g)Escrowed to maturity.
(h)Prerefunded.
*Not Rated.
**Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
++Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.


STATEMENT OF ASSETS, LIABILITIES AND CAPITAL


                As of October 31, 2001
Assets:         Investments, at value (identified cost--$302,372,969)                                        $  320,794,511
                Cash                                                                                                618,739
                Receivables:
                   Securities sold                                                         $    5,923,641
                   Interest                                                                     4,653,490        10,577,131
                                                                                           --------------
                Prepaid expenses                                                                                      1,368
                                                                                                             --------------
                Total assets                                                                                    331,991,749
                                                                                                             --------------

Liabilities:    Payables:
                   Securities purchased                                                        15,764,679
                   Variation margin                                                               230,775
                   Dividends to shareholders                                                      160,490
                   Investment adviser                                                             132,540        16,288,484
                                                                                           --------------
                Accrued expenses                                                                                      5,616
                                                                                                             --------------
                Total liabilities                                                                                16,294,100
                                                                                                             --------------

Net Assets:     Net assets                                                                                   $  315,697,649
                                                                                                             ==============

Capital:        Capital Stock (200,000,000 shares authorized):
                   Preferred Stock, par value $.10 per share (5,360 shares of AMPS*
                   issued and outstanding at $25,000 per share liquidation preference)                         $134,000,000
                   Common Stock, par value $.10 per share (12,867,541 shares issued
                   and outstanding)                                                        $    1,286,754
                Paid-in capital in excess of par                                              190,198,387
                Undistributed investment income--net                                            1,011,306
                Accumulated realized capital losses on investments--net                      (28,965,422)
                Accumulated distributions in excess of realized capital gains
                on investments--net                                                             (254,918)
                Unrealized appreciation on investments--net                                    18,421,542
                                                                                           --------------
                Total--Equivalent to $14.12 net asset value per share of
                Common Stock (market price--$13.50)                                                             181,697,649
                                                                                                             --------------
                Total capital                                                                                $  315,697,649
                                                                                                             ==============

*Auction Market Preferred Stock.

See Notes to Financial Statements.


MuniHoldings Insured Fund, Inc., October 31, 2001


STATEMENT OF OPERATIONS


                For the Six Months Ended October 31, 2001
Investment      Interest                                                                                     $    8,034,828
Income:

Expenses:       Investment advisory fees                                                   $      863,398
                Commission fees                                                                   168,619
                Accounting services                                                                59,254
                Professional fees                                                                  44,976
                Transfer agent fees                                                                23,268
                Listing fees                                                                       17,356
                Directors' fees and expenses                                                       14,589
                Printing and shareholder reports                                                   13,452
                Custodian fees                                                                     11,758
                Pricing fees                                                                        6,336
                Other                                                                              12,412
                                                                                           --------------
                Total expenses before reimbursement                                             1,235,418
                Reimbursement of expenses                                                        (86,030)
                                                                                           --------------
                Total expenses after reimbursement                                                                1,149,388
                                                                                                             --------------
                Investment income--net                                                                            6,885,440
                                                                                                             --------------

Realized &      Realized gain on investments--net                                                                 1,453,524
Unrealized      Change in unrealized appreciation on investments--net                                             9,054,874
Gain on                                                                                                      --------------
Investments     Net Increase in Net Assets Resulting from Operations                                         $   17,393,838
--Net:                                                                                                       ==============

See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           For the Six          For the
                                                                                           Months Ended       Year Ended
                Increase (Decrease) in Net Assets:                                       October 31, 2001    April 30, 2001
Operations:     Investment income--net                                                     $    6,885,440    $   14,620,467
                Realized gain on investments--net                                               1,453,524         1,244,258
                Change in unrealized appreciation/depreciation on investments--net              9,054,874        11,815,686
                                                                                           --------------    --------------
                Net increase in net assets resulting from operations                           17,393,838        27,680,411
                                                                                           --------------    --------------

Dividends to    Investment income--net:
Shareholders:      Common Stock                                                               (4,964,915)       (9,491,548)
                   Preferred Stock                                                            (1,738,302)       (5,276,143)
                                                                                           --------------    --------------
                Net decrease in net assets resulting from dividends to shareholders           (6,703,217)      (14,767,691)
                                                                                           --------------    --------------

Net Assets:     Total increase in net assets                                                   10,690,621        12,912,720
                Beginning of period                                                           305,007,028       292,094,308
                                                                                           --------------    --------------
                End of period*                                                             $  315,697,649    $  305,007,028
                                                                                           ==============    ==============

                *Undistributed investment income--net                                      $    1,011,306    $      829,083
                                                                                           ==============    ==============

See Notes to Financial Statements.


MuniHoldings Insured Fund, Inc., October 31, 2001


FINANCIAL HIGHLIGHTS

The following per share data and ratios                                    For the                               For the
have been derived from information                                       Six Months                           Period May 1,
provided in the financial statements.                                       Ended       For the Year Ended      1998++ to
                                                                         October 31,         April 30,          April 30,
Increase (Decrease) in Net Asset Value:                                      2001         2001         2000        1999
Per Share          Net asset value, beginning of period                    $   13.29    $   12.29    $   15.25    $   15.00
Operating                                                                  ---------    ---------    ---------    ---------
Performance:       Investment income--net                                        .54         1.14         1.17         1.20
                   Realized and unrealized gain (loss)
                   on investments--net                                           .82         1.01       (2.82)          .61
                                                                           ---------    ---------    ---------    ---------
                   Total from investment operations                             1.36         2.15       (1.65)         1.81
                                                                           ---------    ---------    ---------    ---------
                   Less dividends and distributions to
                   Common Stock shareholders:
                      Investment income--net                                   (.39)        (.74)        (.83)        (.83)
                      Realized gain on investments--net                           --           --           --        (.23)
                      In excess of realized gain on
                      investments--net                                            --           --        (.09)           --
                                                                           ---------    ---------    ---------    ---------
                   Total dividends and distributions to
                   Common Stock shareholders                                   (.39)        (.74)        (.92)       (1.06)
                                                                           ---------    ---------    ---------    ---------
                   Capital charge resulting from issuance
                   of Common Stock                                                --           --           --        (.03)
                                                                           ---------    ---------    ---------    ---------
                   Effect of Preferred Stock:
                      Dividends and distributions to Preferred
                      Stock shareholders:
                         Investment income--net                                (.14)        (.41)        (.36)        (.27)
                         Realized gain on investments--net                        --           --           --        (.10)
                         In excess of realized gain on
                         investments--net                                         --           --        (.03)           --
                      Capital charge resulting from issuance of
                      Preferred Stock                                             --           --           --        (.10)
                                                                           ---------    ---------    ---------    ---------
                   Total effect of Preferred Stock                             (.14)        (.41)        (.39)        (.47)
                                                                           ---------    ---------    ---------    ---------
                   Net asset value, end of period                          $   14.12    $   13.29    $   12.29    $   15.25
                                                                           =========    =========    =========    =========
                   Market price per share, end of period                   $   13.50    $   12.89    $   11.00    $ 14.4375
                                                                           =========    =========    =========    =========

Total              Based on market price per share                          7.86%+++       24.67%     (17.87%)     3.19%+++
Investment                                                                 =========    =========    =========    =========
Return:**          Based on net asset value per share                       9.41%+++       15.05%     (13.13%)     8.99%+++
                                                                           =========    =========    =========    =========

Ratios Based       Total expenses, net of reimbursement***                    1.29%*        1.15%        1.28%         .78%
on Average                                                                 =========    =========    =========    =========
Net Assets Of      Total expenses***                                          1.38%*        1.44%        1.39%        1.18%
Common Stock:                                                              =========    =========    =========    =========
                   Total investment income--net***                            7.70%*        8.71%        8.87%        7.73%
                                                                           =========    =========    =========    =========
                   Amount of dividends to Preferred Stock
                   shareholders                                               1.94%*        3.14%        2.74%        1.73%
                                                                           =========    =========    =========    =========
                   Investment income--net, to Common Stock
                   shareholders                                               5.76%*        5.57%        6.13%        6.00%
                                                                           =========    =========    =========    =========

Ratios Based       Total expenses, net of reimbursement                        .73%*         .64%         .71%         .48%
on Total                                                                   =========    =========    =========    =========
Average Net        Total expenses                                              .79%*         .80%         .77%         .72%
                                                                           =========    =========    =========    =========
Assets:***++++++   Total investment income--net                               4.39%*        4.84%        4.93%        4.71%
                                                                           =========    =========    =========    =========

Ratios Based       Dividends to Preferred Stock shareholders                  2.57%*        3.94%        3.42%        2.70%
on Average                                                                 =========    =========    =========    =========
Net Assets
Of Preferred
Stock:

Supplemental       Net assets, net of Preferred Stock,
Data:              end of period (in thousands)                            $ 181,698    $ 171,007    $ 158,094    $ 195,702
                                                                           =========    =========    =========    =========
                   Preferred Stock outstanding,
                   end of period (in thousands)                            $ 134,000    $ 134,000    $ 134,000    $ 134,000
                                                                           =========    =========    =========    =========
                   Portfolio turnover                                         26.45%       94.80%      189.96%      180.85%
                                                                           =========    =========    =========    =========

Leverage:          Asset coverage per $1,000                               $   2,356    $   2,276    $   2,180    $   2,460
                                                                           =========    =========    =========    =========

Dividends Per      Series A--Investment income--net                        $     380    $     964    $     854    $     631
Share on                                                                   =========    =========    =========    =========
Preferred          Series B--Investment income--net                        $     268    $   1,005    $     852    $     658
Stock                                                                      =========    =========    =========    =========
Outstanding:++++

*Annualized.
**Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. If applicable, the Fund's Investment
Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
***Do not reflect the effect of dividends to Preferred Stock shareholders.
++Commencement of operations.
++++The Fund's Preferred Stock was issued on May 19, 1998.
++++++Includes Common andPreferred Stock average net assets.
+++Aggregate total investment return.

See Notes to Financial Statements.



MuniHoldings Insured Fund, Inc., October 31, 2001


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniHoldings Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUS. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-counter-market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are primarily due to differing tax treatments for futures transactions and post-October losses.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including issuance of Preferred Stock. For the six months ended October 31, 2001, FAM earned fees of $863,398 of which $86,030 was waived.

For the six months ended October 31, 2001, the Fund reimbursed FAM $4,788 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended October 31, 2001 were $114,539,121 and $76,482,940, respectively.

Net realized gains (losses) for the six months ended October 31, 2001 and net unrealized gains as of October 31, 2001 were as follows:


                                     Realized       Unrealized
                                  Gains (Losses)      Gains

Long-term investments             $  3,992,867     $ 18,421,542
Financial futures contracts        (2,539,343)               --
                                  ------------     ------------
Total                             $  1,453,524     $ 18,421,542
                                  ============     ============


As of October 31, 2001, net unrealized appreciation for Federal income tax purposes aggregated $18,421,542, of which $18,443,028 related to appreciated securities and $21,486 related to depreciated securities. The aggregate cost of investments at October 31, 2001 for Federal income tax purposes was $302,372,969.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the six months ended
October 31, 2001 and for the year ended April 30, 2001 remained constant.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2001 were as follows: Series A, 1.85% and Series B, 1.90%.

Shares issued and outstanding for the six months ended October 31, 2001 and for the year ended April 30, 2001 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended October 31, 2001, Merrill Lynch, Pierce, Fenner & Smith
Incorporated, an affiliate of FAM, earned $123,382 as commissions.



MuniHoldings Insured Fund, Inc., October 31, 2001


NOTES TO FINANCIAL STATEMENTS (concluded)


5. Capital Loss Carryforward:
At April 30, 2001, the Fund had a net capital loss carryforward of approximately $30,520,000, of which $20,936,000 expires in 2008 and $9,584,000 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
On November 8, 2001, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.068185 per share, payable on November 29, 2001 to shareholders of record as of November 20, 2001.



QUALITY PROFILE


The quality ratings of securities in the Fund as of October 31, 2001 were as follows:


                                      Percent of
S&P Rating/Moody's Rating             Net Assets

AAA/Aaa                                  91.6%
AA/Aa                                     7.5
Other++                                   2.5

++Temporary investments in short-term municipal securities.



MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.